* * * F A X * * *


                   SPEIZMAN INDUSTRIES, INC.
             P.O. Box 31215, Charlotte, NC 28231
           Phone: 704/372-3751  Fax: 704/376-3153

COMPANY: Jumberca                     TOTAL NO. PAGES   1

ATTN:    Mr. Pont                     If you do not receive the
         Mr. Torres                   indicated number of pages,
                                        please contact us at
FROM:    Bob Speizman                       704/372-3751.

DATE:    July 28, 1995

SUBJECT: FABRIC MACHINES

FAX NO:  1839/95

*************************************************************************

Dear Mr. Pont and Mr. Torres:

This is to inform you that Speizman Industries has decided not to continue the sale of Jumberca fabric machines as of July 31, 1995. This is per our agreement of June 15, 1995.

We hope to cooperate with you in every way and will certainly be willing to work with your new agent. We would be delighted to sell your new agent our inventory of DJE-2 and DIB machines, or work with him in the sale of same.

Very truly yours,

SPEIZMAN INDUSTRIES, INC.

(Signature of Robert S. Speizman appears here)

Robert S. Speizman
President